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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

             CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                JANAUARY 25, 2000
                                 DATE OF REPORT

                              NEUBERGER BERMAN INC.
             (Exact name of registrant as specified in its charter)

                         COMMISSION FILE NUMBER 1-15361

            DELAWARE                           06-1523639
            (State or other jurisdiction of    (I.R.S. Employer
            incorporation or organization)     Identification No.)

                                605 Third Avenue
                               New York, NY 10158
                                 (212) 476-9000

ITEM 5.  OTHER EVENTS

         Fourth Quarter 1999 Financial Results

         On January 25, 2000, Neuberger Berman Inc. ("Corporation") reported results of operations for the three and twelve months ended December 31, 1999. A copy of the press release issued by the Corporation is attached as Exhibit 99.1 and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         ( c )  Exhibits

         The Exhibits listed on the Exhibit Index on page 2 of this Form 8-K are filed herewith.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         Neuberger Berman Inc.
                                         (Registrant)

         Date: January 25, 2000          By: /s/ Robert Matza
                                             ---------------------------------
                                         Robert Matza
                                         Executive Vice President and
                                         Chief Administrative Officer


                                  EXHIBIT INDEX

         99.1 Press release issued by the Corporation on January 25, 2000, with respect to results of operations for the three and twelve months ended December 31, 1999.